EXHIBIT 99.1

FROM:   Blackhawk Bancorp, Inc.
        400 Broad Street, Beloit, WI 53511

                      FOR IMMEDIATE RELEASE-JULY 30, 2004

Contact:  Todd J. James - Executive Vice President and CFO
Phone:  608-299-3476
Fax:    608-364-1500

   BLACKHAWK BANCORP, INC. ANNOUNCES 31% INCREASE IN SECOND QUARTER EARNINGS
   -------------------------------------------------------------------------

     Beloit, WI July 30, 2004 - Blackhawk Bancorp, Inc. (OTC: BKHB) reported a 31% increase in second quarter earnings to $0.17 per diluted share compared to $0.13 for the second quarter of 2003. Net income increased 29% to $426,000 compared to $330,000 earned for the second quarter of 2003. Return on average equity was 6.70% compared to 5.11% the same quarter last year.

     Net income for the six months ended June 30, 2004 increased 14% to $832,000, or $0.33 per diluted share, compared to $727,000, or $0.29 per share in 2003.

     "While we are not yet satisfied with our financial performance we are pleased to report substantial earnings growth over the prior year" said R. Richard Bastian, III, President and CEO of Blackhawk. "The first two quarters of 2004 represent the best back to back quarterly earnings posted by Blackhawk since the third and fourth quarter of 1998. We have a very dedicated and talented management team and staff who have worked extremely hard to position Blackhawk for improved profitability. The DunC acquisition in late 2003 helped us to achieve critical mass in the fast growing Boone County, Illinois market, and the recently announced sale of our two branches in Ogle County reinforces our commitment to our primary markets along the I-90 corridor from Belvidere, Illinois to Beloit, Wisconsin" added Bastian.

     Net interest income for the second quarter of 2004 increased by 23% from a year ago, or $562,000, primarily due to the assets and liabilities obtained in the DunC acquisition, offset by the debt incurred to fund the acquisition. The net interest margin for the second quarter was 3.30% compared to 3.26% for the second quarter of 2003 and 3.49% for the first quarter of 2004.

     The Corporation's provision for loan and lease losses was $103,000 in the second quarter of 2004, verses $142,000 in the same period last year. Net charge-offs for the period were $768,000, or 0.32% of total average loans outstanding for the quarter, compared to net recoveries of $3,000 a year ago. Net charge-offs for the first six months of 2004 were $1,001,000, or .42% of average loans outstanding compared to $102,000, or 0.06% of average loans for the first six months of 2003. The increase in net charge-offs over the prior year is due to the final resolution on two larger credits that were in nonperforming status at December 31, 2003. At June 30, 2004, the allowance for loan losses was 1.07% of total loans, compared to 1.26% a year earlier and 1.41% at December 31, 2003. Nonperforming loans equaled 1.57% of total loans at June 30, 2004, compared to 1.96% percent at June 30, 2003 and 1.74% at December 31, 2003.

     "Efforts to improve our credit culture and asset quality are beginning to be reflected in the income statement" said Bastian. "We continue to make improvements in our underwriting processes and monitoring systems to identify potential problems before it's too late to mitigate our losses" he added.

     Non-interest income for the second quarter of 2004 increased by $318,000 to $1,200,000 compared to $882,000 for the same quarter a year ago. This includes a $264,000, or 72% increase in service charges on deposit accounts. This increase was driven by an increase in the number of accounts due to the DunC acquisition and improved fee realization. Gain on the sale of loans increased by $67,000, or 48% to $208,000.

     Non-interest expenses increased by $753,000, or 27% to $3,568,000 for the quarter compared to $2,815,000 for the second quarter of last year. The increase, which includes a $477,000, or 35%, increase in salary and benefits, was largely due to the DunC acquisition.

     Assets at June 30, 2004 were $415,911,000, compared to $343,798,000 at June 30, 2003 and included assets acquired in the DunC acquisition which totaled $77,726,000 at the acquisition date of September 30, 2003. Book value per share was $9.98 at June 30, 2004 compared to $10.38 for the same date a year ago. Total loans were $234,231,000, compared to $185,881,000 at June 30, 2003 and included loans acquired in the DunC acquisition which totaled $46,781,000 at the acquisition date.

     Blackhawk Bancorp, Inc. is the parent company of Blackhawk State Bank, which operates eleven office locations in south central Wisconsin and north central Illinois. The stock of Blackhawk Bancorp, Inc. is publicly traded on the Over the Counter Market under the symbol BKHB.

When used in this communication, the words "believes," "expects," and similar expressions are intended to identify forward-looking statements. The Company's actual results may differ materially from those described in the forward-looking statements. Factors which could cause such a variance to occur include, but are not limited to: heightened competition; adverse state and federal regulation; failure to obtain new or retain existing customers; ability to attract and retain key executives and personnel; changes in interest rates; unanticipated changes in industry trends; unanticipated changes in credit quality and risk factors, including general economic conditions; success in gaining regulatory approvals when required; changes in the Federal Reserve Board monetary policies; unexpected outcomes of new and existing litigation in which Blackhawk or its subsidiaries, officers, directors or employees is named defendants; technological changes; changes in accounting principles generally accepted in the United States; changes in assumptions or conditions affecting the application of "critical accounting policies"; and the inability of third party vendors to perform critical services for the company or its customers.

FINANCIAL INFORMATION
(UNAUDITED)

                                           Three Months Ended                   Six Months Ended
                                           ------------------                   ----------------
                                         June 30,     June 30,    Percent     June 30,    June 30,     Percent
                                           2004         2003      Change        2004        2003       Change
                                         --------     --------    -------     --------    --------     -------
           PER SHARE DATA
Diluted:
  Net Income                                $0.17        $0.13      30.8%        $0.33       $0.29       13.8%
Basic:
  Net Income                                $0.17        $0.13      30.8%        $0.33       $0.29       13.8%
Dividend Declared                           $0.09        $0.09       0.0%        $0.18       $0.18        0.0%
Book Value                                  $9.98       $10.38      -3.9%        $9.98      $10.38       -3.9%
Shares Outstanding:
  Average-Diluted                       2,556,685    2,534,486       0.9%    2,555,849   2,532,894        0.9%
  End of Period                         2,526,145    2,518,131       0.3%    2,526,145   2,518,131        0.3%

   INCOME STATEMENT ($THOUSANDS)
Net Interest Income (FTE)                  $3,127       $2,551      22.6%       $6,413      $5,287       21.3%
Provision for Loan and Lease Losses           103          142     -27.4%          207         365      -43.3%

Service Charges on Deposit Accounts           629          365      72.3%        1,115         704       58.4%
Gain on Sale of Loans                         208          141      47.5%          355         301       17.9%
Securities Gains, Net                          72           95     -24.2%          152         424      -64.2%
Increase in Cash Value of Bank-Owned
  Life Insurance                               71           77      -7.8%          140         153       -8.5%
Other                                         220          204       7.8%          466         340       37.1%
                                        ---------    ---------    -------    ---------   ---------      ------
Total Noninterest Income                    1,200          882      36.1%        2,228       1,922       15.9%

Salaries and Employee Benefits              1,837        1,360      35.1%        3,655       2,818       29.7%
Occupancy and Equipment                       555          410      35.4%        1,153         830       38.9%
Intangible Amortization                        95           79      20.3%          190         159       19.5%
Other                                       1,081          966      11.9%        2,152       1,973        9.1%
                                        ---------    ---------    -------    ---------   ---------      ------
Total Noninterest Expenses                  3,568        2,815      26.7%        7,150       5,780       23.7%

Tax Equivalent Adjustment                     159          145       9.7%          321         276       16.3%
                                        ---------    ---------    -------    ---------   ---------      ------
Pre-Tax Earnings                              497          331      50.2%          963         788       22.2%
Income Taxes                                   71            1    7000.0%          131          61      114.8%
                                        ---------    ---------    -------    ---------   ---------      ------
Net Income                                   $426         $330      29.1%         $832        $727       14.4%
                                        ---------    ---------    -------    ---------   ---------      ------
                                        ---------    ---------    -------    ---------   ---------      ------

             KEY RATIOS
Net Interest Margin (FTE)                   3.30%        3.26%                   3.39%       3.44%
Interest Spread (FTE)                       3.08%        2.99%                   3.18%       3.16%

Efficiency Ratio                            85.6%        85.6%                   85.9%       83.4%

Return on Assets                            0.41%        0.39%                   0.40%       0.43%
Return on Equity                            6.70%        5.11%                   6.47%       5.66%

Equity / Assets (End of Period)             6.06%        7.61%                   6.06%       7.61%

FINANCIAL INFORMATION
(UNAUDITED)

                                                       As of
                                                June 30,    June 30,    Percent
                                                  2004        2003      Change
                                                --------    --------    -------

             ASSETS ($THOUSANDS)
Cash and Due from Banks                         $ 14,813    $ 12,166      21.8%
Federal Funds Sold and Securities Purchased
  Under Agreements to Resell                       5,294         -0-        n/m
Interest-Bearing Deposits in Banks                 2,012       1,922       4.7%
Available-for-Sale Securities                    129,584     102,013      27.0%
Held to Maturity Securities, at Amortized Cost       -0-      19,399    -100.0%
Loans                                            234,231     185,881      26.0%
Allowance for Loan Losses                        (2,508)     (2,342)       7.1%
Office Buildings and Equipment, Net                9,657       6,511      48.3%
Intangible Assets                                  7,048       4,388      60.6%
Bank-Owned Life Insurance                          6,395       5,900       8.4%
Other Assets                                       9,385       7,960      17.9%
                                                --------    --------    -------
Total Assets                                    $415,911    $343,798      21.0%
                                                --------    --------    -------
                                                --------    --------    -------

LIABILITIES & STOCKHOLDERS' EQUITY ($ THOUSANDS)
Deposits:
  Noninterest-bearing                           $ 49,190    $ 33,120      48.5%
  Interest-bearing                               257,536     215,772      19.4%
                                                --------    --------    -------
Total Deposits                                   306,726     248,892      23.2%
Short-Term Borrowings                             16,887      11,990      40.8%
Subordinated Debentures                            7,217       7,217       0.0%
Long-Term Borrowings                              57,232      46,600      22.8%
Other Liabilities                                  2,651       2,957     -10.3%
                                                --------    --------    -------
Total Liabilities                                390,713     317,656      23.0%
Stockholders' Equity                              25,198      26,142      -3.6%
                                                --------    --------    -------
Total Liabilities & Shareholders' Equity        $415,911    $343,798      21.0%
                                                --------    --------    -------
                                                --------    --------    -------

FINANCIAL INFORMATION
(UNAUDITED)

                                                Three Months Ended                  Six Months Ended
                                                ------------------                  ----------------
                                                June 30,   June 30,    Percent    June 30,    June 30,    Percent
                                                  2004       2003      Change       2004        2003      Change
                                                --------   --------    -------    --------    --------    -------
        AVERAGE ASSETS ($THOUSANDS)
Cash and Due from Banks                        $  13,539  $  11,263      20.2%   $  13,495   $  10,860      24.3%
Federal Funds Sold and Securities Purchased
  Under Agreements to Resell                       5,036      1,640     207.1%       4,511       5,072     -11.1%
Interest-Bearing Deposits in Banks                 2,394      1,409      69.9%       2,621       1,774      47.7%
Taxable Investment Securities                    103,092     99,804       3.3%     102,568      93,158      10.1%
Tax-Exempt Investment Securities                  32,241     28,387      13.6%      32,272      26,692      20.9%
Loans                                            238,200    182,962      30.2%     237,901     182,960      30.0%
Allowance for Loan Losses                         (3,124)    (2,278)     37.1%      (3,188)     (2,212)     44.1%
Other Assets                                      26,838     19,833      35.3%      27,279      19,930      36.9%
                                                --------   --------     ------    --------    --------     ------
Total Assets                                    $418,216   $343,020      21.9%    $417,459    $338,234      23.4%
                                                --------   --------     ------    --------    --------     ------
                                                --------   --------     ------    --------    --------     ------

Memo:
Average Earning Assets                          $380,963   $314,202      21.2%    $379,873    $309,656      22.7%
Average Earning Assets Excluding
  Investment Securities Unrealized
  Gains/Losses                                  $380,634   $312,495      21.8%    $379,000    $307,919      23.1%

    AVERAGE LIABILITIES & STOCKHOLDERS'
            EQUITY ($ THOUSANDS)
Deposits:
  Noninterest-bearing                            $50,211    $32,535      54.3%     $48,329     $32,164      50.3%
  Interest-bearing                               263,805    217,742      21.2%     263,551     215,558      22.3%
                                                --------   --------     ------    --------    --------     ------
Total Deposits                                   314,016    250,277      25.5%     311,880     247,722      25.9%
Short-Term Borrowings                             11,791     13,463     -12.4%      12,927      12,958      -0.2%
Subordinated Debentures                            7,217      7,217       0.0%       7,217       7,217       0.0%
Long-Term Borrowings                              57,404     44,029      30.4%      56,933      42,445      34.1%
Other Liabilities                                  2,203      2,140       2.9%       2,658       2,011      32.2%
                                                --------   --------     ------    --------    --------     ------
Total Liabilities                                392,631    317,126      23.8%     391,615     312,353      25.4%
Stockholders' Equity                              25,585     25,894      -1.2%      25,844      25,881      -0.1%
                                                --------   --------     ------    --------    --------     ------
Total Liabilities & Shareholders' Equity        $418,216   $343,020      21.9%    $417,459    $338,234      23.4%
                                                --------   --------     ------    --------    --------     ------
                                                --------   --------     ------    --------    --------     ------

Memo:
Average Interest Bearing Liabilities            $340,217   $282,451      20.5%    $340,628    $278,178      22.4%


FINANCIAL INFORMATION
(UNAUDITED)

                                                Three Months Ended                     Six Months Ended
                                                ------------------                     ----------------
                                               June 30,    June 30,      Percent     June 30,     June 30,     Percent
                                                 2004        2003        Change        2004         2003       Change
                                               --------    --------      -------     --------     --------     -------
               CREDIT QUALITY
Net-Charge-Offs                                 $768,000    ($3,000)        n/m     $1,001,000     $102,000     881.4%
Net Charge-Offs / Average Loans & Leases          0.322%    (0.002%)                    0.421%       0.056%

Allowance for Loan Losses                     $2,508,000  $2,342,000       7.1%     $2,508,000   $2,342,000       7.1%
Allowance for Loan Losses / Period-End Loans       1.07%       1.26%                     1.07%        1.26%

Non-Performing Loans and Leases (NPL)         $3,669,000  $3,643,000                $3,669,000   $3,643,000
NPL / Period End Loans                             1.57%       1.96%                     1.57%        1.96%
Allowance for Loan Losses / NPL                   68.36%      64.29%                    68.36%       64.29%

              MARGIN ANALYSIS
Loans                                              5.86%       6.72%                     5.93%        6.97%
Investment Securities                              4.12%       4.24%                     4.35%        4.49%
Interest Bearing Deposits in Banks                 2.18%       2.28%                     2.30%        2.05%
Federal Funds Sold & Securities Purchased
  Under Agreements to Resell                       1.44%       1.71%                     1.38%        1.95%
                                              ----------  ----------                ----------   ----------
Interest Income(FTE) / Average Interest
  Earning Assets                                   5.16%       5.66%                     5.29%        5.90%
                                              ----------  ----------                ----------   ----------
                                              ----------  ----------                ----------   ----------

Interest Bearing Deposits:
  Checking Accounts                                0.50%       0.77%                     0.54%        0.85%
  Savings and Money Market Deposits                0.76%       0.75%                     0.77%        0.80%
  Time Deposits                                    2.57%       3.40%                     2.59%        3.46%
                                              ----------  ----------                ----------   ----------

Total Interest Bearing Deposits                    1.64%       2.27%                     1.68%        2.34%
Short-Term Borrowings                              0.78%       1.22%                     0.81%        1.18%
Subordinated Debentures                            5.74%       4.67%                     5.74%        4.68%
Long-Term Borrowings                               3.93%       4.83%                     3.96%        4.92%
                                              ----------  ----------                ----------   ----------

Interest Expense / Average Interest
  Bearing Liabilities                              2.08%       2.67%                     2.11%        2.74%
                                              ----------  ----------                ----------   ----------
                                              ----------  ----------                ----------   ----------

Interest Rate Spread                               3.08%       2.99%                     3.18%        3.16%
                                              ----------  ----------                ----------   ----------
                                              ----------  ----------                ----------   ----------

Net Interest Margin                                3.30%       3.26%                     3.39%        3.44%
                                              ----------  ----------                ----------   ----------
                                              ----------  ----------                ----------   ----------